                                                                    EXHIBIT 10.2

                          ADEZA BIOMEDICAL CORPORATION
                   1995 STOCK OPTION AND STOCK ISSUANCE PLAN
                   -----------------------------------------

                 (AS AMENDED AND RESTATED THROUGH MAY 6, 1996)

                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

I.  PURPOSE OF THE PLAN

     This 1995 Stock Option and Restricted Stock Plan is adopted to serve as the successor to the 1992 Key Executive Stock Plan and 1988 Employee Stock Plan.
The Plan is intended to promote the interests of Adeza Biomedical Corporation, a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.  STRUCTURE OF THE PLAN

     A.  The Plan shall be divided into two (2) separate equity programs:

          (i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

          (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

     B. The provisions of Articles One and Four shall apply to both the equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve
(12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Corporation's 1996 Directors' Stock Option Plan.

     B.  Administration of the Discretionary Option Grant and Stock
Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer these programs with respect to all such persons. The members of the Secondary Committee may be individuals who are Employees eligible to receive discretionary option grants or direct stock issuances under the plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any grants or stock issuances under the Plan.

IV.  ELIGIBILITY

     A.  The persons eligible to participate in the Plan are as follows:

          (i)  Employees, and

          (ii) Consultants who provide services to the Corporation (or any Parent or Subsidiary), provided, however, that after the Section 12(g) Registration Date, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Corporation.

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     B.  Each plan administrator shall, within the scope of its administrative jurisdiction under the plan, have full authority to determine, (i) with respect to the option grants under the option grant program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an incentive option or a non-statutory option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the stock issuance program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the participant for such shares.

     C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.  STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,244,083/1/ shares.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of the 1997, 1998, 1999, 2000 and 2001 calendar years by an amount equal to three and one-half percent (3.5%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 500,000 shares.

     C. No one person participating in the Plan may receive options and direct stock issuances for more than 1,000,000 shares of Common Stock per calendar year, beginning with the 1996 calendar year.

     D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of article two. All shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the plan. In addition, should the exercise price of an option under the Plan be paid

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/1/ This number is adjusted for the 1-for-2.4 share reverse stock split approved by the Board on May 6, 1996 and includes the 560,750 share increase approved by the Board on May 6, 1996, which increase is subject to shareholder approval within twelve (12) months of that date.

with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised and not by the net number of shares of Common Stock issued to the holder of such option.

     F. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share receive is to increase automatically each year, and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder and (iv) the number and/or class of securities for which any one person may be granted options and direct stock issuances per calendar year. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                  ARTICLE TWO

                              OPTION GRANT PROGRAM
                              --------------------

I.  OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.  EXERCISE PRICE.
         ---------------

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

          (i) cash or check made payable to the Corporation,

          (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

          (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B.  EXERCISE AND TERM OF OPTIONS.  Each option shall be exercisable at such
         ----------------------------
time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C.  EFFECT OF TERMINATION OF SERVICE.  The following provisions shall
         --------------------------------
govern the exercise of any options held by the Optionee at the time of cessation of Service or Death:

          (i) Should the Optionee who has rendered fewer than forty-eight continuous months of Service cease to remain in Service for any reason (other than death or Disability) while this option is outstanding, then such Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise each outstanding option held by such Optionee.

          (ii) Should the Optionee who has rendered forty-eight (48) or more continuous months of Service cease to remain in Service for any reason (other than death or Disability) while this option is outstanding, then such Optionee shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise each outstanding option held by such Optionee.

          (iii) Should such Service terminate by reason of Disability, then the Optionee shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee. However, should such Disability be deemed to constitute Permanent Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable may be extended by an additional six
(6) months so that the exercise period shall be the twelve (12)-month period following the date of the Optionee's cessation of Service by reason of such Permanent Disability.

          (iv) Should the Optionee die while holding one or more outstanding options, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have a period of twelve (12) months following the date of the Optionee's death during which to exercise each such option.

          (v) Should the Optionee be terminated from Service for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the Optionee make or attempt to make any unauthorized use or disclosure of the confidential information or trade secrets of the Corporation or any parent or subsidiary corporations, then the Optionee shall have a thirty (30)-day period commencing with the date of cessation of Service or such unauthorized disclosure or use of confidential or secret information or attempt thereat during which to exercise each outstanding option.

          (vi) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

          (vii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of
Service.   Upon the expiration of the applicable exercise period or (if earlier)
upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

          (viii) In the event of an Involuntary Termination following a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of service and shall supersede any provisions to the contrary in this section.

     D.  SHAREHOLDER RIGHTS.  The holder of an option shall have no shareholder
         ------------------
rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E.  UNVESTED SHARES.  The Plan Administrator shall have the discretion to
         ---------------
grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F.  LIMITED TRANSFERABILITY OF OPTIONS.  During the lifetime of the
         ----------------------------------
Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a

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Non-Statutory Option may be assigned in accordance with the terms of a Qualified
Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

     A.  ELIGIBILITY.  Incentive Options may only be granted to Employees.
         -----------

     B.  EXERCISE PRICE.  The exercise price per share shall not be less than
         --------------
one hundred percent (100%) of the Fair Market value per share of Common Stock on the option grant date.

     C.  DOLLAR LIMITATION.  The aggregate Fair Market Value of the shares of
         -----------------
Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D.  10% SHAREHOLDER.  If any Employee to whom an Incentive Option is
         ---------------
granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extend assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the
                                                                --------
aggregate exercise price payable for such securities shall remain the same.

     E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminate rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen
(18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of
    -------
the one (1)-year period measured from the effective date of the Involuntary Termination.

     F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to these rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent

Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     H. The grant of options under the Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation, of any or all outstanding options under the Option Grant Program and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

V.  ADDITIONAL AUTHORITY

     The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

          (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service or death but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM
                             ----------------------

I.  STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A.  PURCHASE PRICE.
         --------------

          1. The purchase price per share shall be fixed by the Plan administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

          2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          (i) cash or check made payable to the Corporation, or

          (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B.  VESTING PROVISIONS.
         ------------------

          1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

          (i) the Service period to be completed by the Participant or the performance objectives to be attained,

          (ii)  the number of installments in which the shares are to vest,

          (iii) the interval or intervals (if any) which are to lapse between installments, and

          (iv) the effect which death, Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

          2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen
(18) months following the effective date of such Corporate Transaction.

     C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

III.  SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                                 MISCELLANEOUS
                                 -------------

I.  FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. However, any promissory notes delivered by a consultant must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price
           ---
payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.  TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          (i) Stock Withholding.  The election to have the Corporation withhold,
              -----------------
from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (ii) Stock Delivery.  The election to deliver to the Corporation, at
               --------------
the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective when adopted by the board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders.
If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the plan and before the date fixed herein for termination of the Plan.

     B. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants shall be made under the Predecessor Plans after the Plan Effective Date.

     C.  The Plan shall terminate upon the earliest of (i) the expiration of the
                                           --------
ten (10)-year period measured from the date the Plan is adopted by the board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

IV.  AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or the Participant consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) increase the maximum number of shares issuable under the Plan or the maximum number of shares for which any person may be granted options and direct stock issuances, per calendar year, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

     B. Options to purchase shares of Common Stock may be granted under the Plan and shares of Common Stock may be issued under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.  USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  WITHHOLDING

     The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

VII.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any options under the plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VIII.  NO EMPLOYMENT OR SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A.  BOARD shall mean the Corporation's Board of Directors.
         -----

     B.  CHANGE IN CONTROL shall mean a change in ownership or control of the
         -----------------
Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholder to accept, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     C.  CODE shall mean the Internal Revenue Code of 1986, as amended.
         ----

     D.  COMMON STOCK shall mean the Corporation's common stock.
         ------------

     E.  CORPORATE TRANSACTION shall mean either of the following shareholder-
         ---------------------
approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.  CORPORATION shall mean Adeza Biomedical Corporation, a California
         -----------
corporation.

     G.  DISABILITY shall mean the inability of the Optionee or the Participant
         ----------
to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute PERMANENT DISABILITY in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

     H.  DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order
         ------------------------
(including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

     I.  EMPLOYEE shall mean an individual who is in the employ of the
         --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J.  EXERCISE DATE shall mean the date on which the Corporation shall have
         -------------
received written notice of the option exercise.

     K.  FAIR MARKET VALUE per share of Common Stock on any relevant date shall
         -----------------
be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     L.  INCENTIVE OPTION shall mean an option which satisfies the requirements
         ----------------
of Code Section 422.

     M.  INVOLUNTARY TERMINATION shall mean the termination of the Service of
         -----------------------
any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which material reduces his or her level responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     N.  MISCONDUCT shall mean the commission of any act of fraud, embezzlement
         ----------
or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge or any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     O.  1934 ACT shall mean the Securities Exchange act of 1934, as amended.
         --------

     P.  NON-STATUTORY OPTION shall mean an option not intended to satisfy the
         --------------------
requirements of Code Section 422.

     Q.  OPTION GRANT PROGRAM shall mean the option grant program in effect
         --------------------
under the Plan.

     R.  OPTIONEE shall mean any person to whom an option is granted under the
         --------
Option Grant Program.

     S.  PARENT shall mean any corporation (other than the Corporation) in an
         ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other Corporations in such chain.

     T.  PARTICIPANT shall mean any person who is issued shares of Common Stock
         -----------
under the Stock Issuance Program.

     U.  PLAN shall mean the Corporation's 1995 Stock Option/Stock Issuance
         ----
Plan, as set forth in this document.

     V.  PLAN ADMINISTRATOR shall mean the particular entity, whether the
         ------------------
Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     W.  PREDECESSOR PLANS shall mean the Corporation's 1992 Key Executive Stock
         -----------------
Plan and 1988 Employee Stock Plan.


     X.  PRIMARY COMMITTEE shall mean the committee of two (2) or more non-
         -----------------
employee Board members appointed by the board to administer the plan with respect to Section 16 Insiders.

     Y.  QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations
         ----------------------------------
Order which substantially complies with the requirements of Code Section 414(p). the Plan Administrator shall have the sole discretion to determine whether a Domestic Relations order is a Qualified Domestic Relations Order.

     Z.  SECONDARY COMMITTEE shall mean a committee of two (2) or more Board
         -------------------
members appointed by the Board to administer the plan with respect to eligible persons other than Section 16 Insiders.

     AA.  SECTION 16 INSIDER shall mean an officer or director of the
          ------------------
Corporation subject to the short-swing profit liability provisions of Section 16 of the 1934 Act.

     AB.  SECTION 12(G) REGISTRATION DATE shall mean the first date on which the
          -------------------------------
Common Stock is registered under Section 12(g) of the 1934 Act.

     AC  SERVICE shall mean the provision of services to the Corporation (or any
         -------
Parent or Subsidiary) by a person in the capacity of an Employee or a Consultant.

     AD.  STOCK EXCHANGE shall mean either the American Stock Exchange or the
          --------------
New York Stock Exchange.

     AE.  STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the
          ------------------------
Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     AF.  STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect
          ----------------------
under the Plan.

     AG.  SUBSIDIARY shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     AH.  TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value
          ---------------
per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     AI.  TAXES shall mean the Federal, state and local income and employment
          -----
tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

     AJ.  10% SHAREHOLDER shall mean the owner of stock (as determined under
          ---------------
Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                          ADEZA BIOMEDICAL CORPORATION
                             STOCK OPTION AGREEMENT
                             ------------ ---------


RECITALS
- --------

     A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants who provide services to the Corporation (or any Parent or Subsidiary).

     B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

        NOW, THEREFORE, it is hereby agreed as follows:

     1.  GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the
         ---------------
Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

     2. OPTION TERM. This option shall have a term of ten (10) years measured
        -----------
from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 17.

     3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor
        -----------------------
assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may also be assigned in accordance with the terms of a Qualified Domestic Relations Order. If so assigned, the assigned option shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     4. DATES OF EXERCISE. This option shall become exercisable for the Option
        ----------------
Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated instalments until the Expiration Date or sooner termination of the option term under Paragraph 5, 6 or 17. Solely for purposes of this Paragraph 4, the option shall continue to become exercisable for the first 9O days of a leave of absence (or, if shorter, the period for which the leave has been authorized by statute or by the Plan Administrator in writing) but from and after the 91st day (or, if earlier, the day the authorized leave ends) shall not become exercisable for any additional Option Shares until Optionee returns to active Service.

     5. CESSATION OF SERVICE.  The option term specified in Paragraph 2 shall
        --------------------
terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

        (a) Should Optionee cease to remain in Service for any reason (other than death or Disability) while this option is outstanding, but prior to rendering forty-eight (48) continuous months of Service, then Optionee shall have a period of three (3) months (commencing with the date of cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

        (b) Should Optionee cease to remain in Service for any reason (other than death or Disability) while this option is outstanding, but after rendering forty-eight (48) or more continuous months of Service, then Optionee shall have a period of six (6) months (commencing with the date of cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

        (c) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (i) the expiration of the twelve (12)-month period measured from the
- -------
date of Optionee's death or (ii) the Expiration Date.

        (d) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

        Note: Exercise of this option on a date later than three (3) months
        ----
        following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes
                                              ------
        Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

        (e) Should Optionee's Service be terminated due to misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should Optionee make or attempt to make any unauthorized use or disclosure of the confidential information or trade secrets of the Corporation or any parent or subsidiary corporations, then the period for exercising this Option shall be reduced to a thirty (3O)-day period commencing with the date of cessation of Service or such unauthorized disclosure or use of confidential or secret information or attempt thereat, but in no event shall this option be exercisable at any time after tile Expiration Date.

        (f) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in the Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

     6. SPECIAL TERMINATION OF OPTION.
        -----------------------------

        (a) In the event of a Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof in connection with such Corporate Transaction.

        (b) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.
       --------

        (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common
        ---------------------------
Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

     8. SHAREHOLDER RIGHTS. The holder of this option shall not have any
        ------------------
shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

     9. MANNER OF EXERCISING OPTION.
        ---------------------------

        (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

          (i) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

          (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

              (A)   cash or check made payable to the Corporation; or

              (B) a promissory note payable to the Corporation, but only to the extent approved by the Plan Administrator in accordance with Paragraph 14.

       Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

              (C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

              (D) to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Corporation-designed at brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

          (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

          (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

          (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

        (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

        (c)  In no event may this option be exercised for any fractional shares.

     10.  REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON
       -----------------
THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

     11.  COMPLIANCE WITH LAWS AND REGULATIONS.
          ------------------------------------

        (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

        (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to tile non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

     12.  SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in
          ----------------------
Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

     13.  NOTICES.  Any notice required to be given or delivered to tile
          -------
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at tile address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

     14.  FINANCING. The Plan Administrator may, in its absolute discretion and
          ---------
without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, tile requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion./1/

     15.  CONSTRUCTION. This Agreement and the option evidenced hereby are made
          ------------
and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

     16.  GOVERNING LAW. The interpretation, performance and enforcement of this
          -------------
Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

     17.  Shareholder Approval.
          --------------------

        (a) The grant of this option is subject to approval of the Plan by the Corporation's shareholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the
                   ------------------------------------------------------
contrary, this option may not be exercised in whole or in part until such
- --------------------------------------------------------- ---------------
shareholder approval is obtained. In the
- --------------------------------

- ----------------------
/1/ Authorization of payment of the Exercise Price by a promissory note under such provisions may, under currency proposed Treasury Regulations, result in the loss of incentive stock option treatment under the Federal tax laws.

event that such shareholder approval is not obtained, then this option shall termin ate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

        (b) If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

     18.  ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this
          --------------------------------------------------
option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

        (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

        (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

        (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                   APPENDIX
                                   --------

     The following definitions shall be in effect under the Agreement:

     A.  AGREEMENT shall mean this Stock Option Agreement.
         ---------

     B.  BOARD shall mean the Corporation's Board of Directors.
         -----

     C.  CODE shall mean the Internal Revenue Code of 1986, as amended.
         ----

     D.  COMMON StOCK shall mean the Corporation's common stock.
         ------------

     E.  CORPORATE TRANSACTION shall mean either of the following shareholder-
         ---------------------
approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.  CORPORATION shall mean Adeza Biomedical Corporation, a California
         -----------
corporation.

     G.  DISABILITY shall mean the inability of Optionee to engage in any
         ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute PERMANENT DISABILITY in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

     H.  DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order
         ------------------------
(including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

     I. EMPLOYEE shall mean an individual who is in the employ of the
        --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J.  EXERCISE DATE shall mean the date on which the option shall have been
         -------------
exercised in accordance with Paragraph 9 of the Agreement.

     K.  EXERCISE PRICE shall mean the exercise price per share as specified
         --------------
in the Grant Notice.

     L.  EXPIRATION DATE shall mean the date on which the option expires as
         ---------------
specified in the Grant Notice.

     M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall
        -----------------
be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     N. GRANT DATE shall mean the date of grant of the option as specified in
        ----------
the Grant Notice.

     O. GRANT NOTICE shall mean the Notice of Grant of Stock Option
        ------------
accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

     P. INCENTIVE OPTION shall mean an option which satisfies the requirements
        ----------------
of Code Section 422.

     Q.  1934 ACT shall mean the Securities Exchange Act of 1934, as amended.
         --------

     R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the
        --------------------
requirements of Code Section 422.

     S. OPTION SHARES shall mean the number of shares of Common Stock subject
        -------------
to the option.

     T. OPTIONEE shall mean the person to whom the option is granted as
        --------
specified in the Grant Notice.

     U. PARENT shall mean any corporation (other than the Corporation) in an
        ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     V. PLAN shall mean the Corporation's 1995 Stock Option and Restricted
        ----
Stock Plan.

     W. PLAN ADMINISTRATOR shall mean either the Board or a committee of Board
        ------------------
members, to the extent the committee is at the time responsible for the administration of the Plan.

     X. PURCHASE AGEEMENT shall mean the stock purchase agreement in
        -----------------
substantially the form of Exhibit B to the Grant Notice.

     Y. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations
        ----------------------------------
Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

     Z. SERVICE shall mean the provision of services to the Corporation (or any
        -------
Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant. For all purposes under this Agreement, except as set forth in Paragraph 4, a leave of absence which has been authorized by statue or by the Plan Administrator in writing shall not constitue a cessation of Optionee's Service, provided

Optionee recommences Service on or prior to the thirtieth day following the authorized expiration date of such leave.

     AA.  STOCK EXCHANGE shall mean the American Stock Exchange or the
          --------------
 New York Stock Exchange.

     AB. SUBSIDIARY shall mean any corporation (other than the Corporation) in
         ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.